--------------------------------------------------------------------------------

Securitized Products Group       Morgan Stanley                 December 5, 2002

--------------------------------------------------------------------------------


                                CMBS New Issue
                            Collateral Term Sheet

                 ----------------------------------------------

                                 $834,596,000
                                (Approximate)

                  Morgan Stanley Dean Witter Capital I Inc.
                                 as Depositor
               Morgan Stanley Dean Witter Mortgage Capital Inc.
                   The Union Central Life Insurance Company
                   Prudential Mortgage Capital Funding, LLC
                      National Consumer Cooperative Bank
                                   NCB, FSB
                      Principal Commercial Funding, LLC
             Teachers Insurance and Annuity Association of America
                      Nationwide Life Insurance Company
                           as Mortgage Loan Sellers

                         -----------------------------

                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3
                         -----------------------------

                                 MORGAN STANLEY
                          Sole Lead Bookrunning Manager



MERRILL LYNCH & CO.                                              LEHMAN BROTHERS
Co-Manager                                                            Co-Manager

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3

Transaction Features
--------------------

>     Sellers:
---------------------------------------------------------------------------------------------------------------
                                                         No. of     No. of     Cut-off Date           % of
Sellers                                                   Loans     Props.     Balance ($)            Pool
---------------------------------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter Mortgage Capital Inc.            6          6     200,199,554             22.0
 The Union Central Life Insurance Company                  131        140     186,684,405             20.5
 Prudential Mortgage Capital Funding, LLC                   19         19     172,290,800             18.9
 National Consumer Cooperative Bank  and NCB, FSB           50         50     128,192,102             14.1
 Principal Commercial Funding, LLC                          19         19     117,390,546             12.9
 Teachers Insurance and Annuity Association of America       6          6      59,204,339              6.5
 Nationwide Life Insurance Company                           8          8      45,680,532              5.0
---------------------------------------------------------------------------------------------------------------
 Total:                                                    239        248    $909,642,278            100.0%
---------------------------------------------------------------------------------------------------------------


>     Loan Pool:
      o   Average Cut-off Date Balance:  $3,806,035
      o   Largest Mortgage Loan by Cut-off Date Balance: $67,000,000
      o Five largest and ten largest loans: 24.6% and 34.7% of pool, respectively

>     Credit Statistics:
      o   Weighted average debt service coverage ratio of 2.37x (1)
      o Weighted average current loan-to-value ratio of 59.8%; weighted average balloon loan-to-value ratio of 41.4% (1)

>     Property Types:

      [GRAPHIC OMITTED]


Property Types:

Industrial                 18.8%
Retail                     23.7%
Office                     34.2%
Self Storage                0.6%
Mixed Use                   0.7%
Hotel                       0.9%
Residential Cooperative     9.7%
Multifamily                11.4%



> Call Protection: Please refer to the prepayment table on page T-19 and Appendix II of the Prospectus Supplement

> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer

> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG

Note:(1) For all mortgage loans excluding the residential cooperative loans, the weighted average debt service coverage ratio is 1.50x, the weighted average current loan-to-value ratio is 65.0% and the weighted average balloon loan-to-value ratio is 44.8%.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3

Offered Certificates
--------------------

                                                                                                                         Certificate
         Initial                                                                      Expected Final       Initial       Principal
       Certificate      Subordination       Ratings        Average      Principal      Distribution     Pass-Through      to Value
Class  Balance(1)          Levels        (Moody's/S&P)    Life(2)(3)   Window(2)(4)       Date(2)          Rate(5)        Ratio(6)
----------------------------------------------------------------------------------------------------------------------------------
A-1       $81,000,000      14.375%         Aaa / AAA          3.41          1 - 73      01/15/2009          3.48%          51.2%
A-2      $125,000,000      14.375%         Aaa / AAA          5.70         1 - 110      02/15/2012          4.39%          51.2%
A-3       $90,019,000      14.375%         Aaa / AAA          7.76        73 - 110      02/15/2012          4.80%          51.2%
A-4      $482,862,000      14.375%         Aaa / AAA          9.65       110 - 120      12/15/2012          5.08%          51.2%
B         $26,152,000      11.500%         Aa2 / AA           9.99       120 - 120      12/15/2012          5.24%          52.9%
C         $27,289,000      8.500%           A2 / A           10.17       120 - 128      08/15/2013          5.41%          54.7%
D          $2,274,000      8.250%           A3 / A-          10.73       128 - 129      09/15/2013          5.55%          54.9%


Private Certificates (7)
------------------------
              Initial                                                                                                   Certificate
            Certificate                                                                 Expected Final      Initial       Principal
             Balance or      Subordination     Ratings        Average      Principal     Distribution    Pass-Through     to Value
Class    Notional Amount(1)      Levels     (Moody's/S&P)    Life(2)(3)  Window(2)(4)       Date(2)        Rate(5)        Ratio(6)
------------------------------------------------------------------------------------------------------------------------------------
X-1(8)        $909,642,278        ----        Aaa / AAA          ----           ----             ----     Variable Rate        ----
X-2(8)        $824,775,000        ----        Aaa / AAA          ----           ----             ----     Variable Rate        ----
X-Y(8)         $87,981,643        ----        Aaa / AAA          ----           ----             ----     Variable Rate        ----
E              $13,645,000       6.750%      Baa1 / BBB+        10.87      129 - 135      03/15/2014          5.98%           55.8%
F              $10,233,000       5.625%       Baa2 / BBB        11.63      135 - 142      10/15/2014       NWAC - 0.63%       56.4%
G               $6,823,000       4.875%      Baa3 / BBB-        12.14      142 - 150      06/15/2015       NWAC - 0.20%       56.9%
H - O          $44,345,278        ----           ----          ----             ----        ----              6.00%            ----


Notes:   (1)  As of December  2002. In the case of each such Class,  subject to a permitted variance of plus or minus 5%.
         (2)  Based on the Structuring  Assumptions,  assuming 0% CPR, described in the Prospectus Supplement.
         (3)  Average life is expressed in terms of years.
         (4)  Principal  window is the period  (expressed in terms of months and
              commencing   with  the  month  of  January   2003   during   which
              distributions of principal are expected to be made to the holders of each designated Class.

         (5) The Class A-1, A-2, A-3, A-4, B, C, D and E will accrue interest at a fixed rate. The Class F and G Certificates will each accrue interest at a rate equal to the weighted average net mortgage rate less the specified percentage. The Class X-1, X-2 and X-Y Certificates will accrue interest at a variable rate. The Class X-1, X-2 and X-Y Certificates will be collectively known as the "Class X Certificates."
         (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-2, A-3 and A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.
         (7)  Certificates to be offered privately pursuant to Rule 144A.
         (8) The Class X-1, Class X-2 and Class X-Y Notional Amounts are defined herein and in the Prospectus Supplement.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



I.  Issue Characteristics
    ---------------------

Issue Type:            Public:  Classes  A-1,  A-2,  A-3,  A-4, B, C and D (the
                       "Offered Certificates")

                       Private (Rule 144A): Classes X-1, X-2, X-Y, E, F, G, H, J, K, L, M, N and O

Securities Offered:    $834,596,000  monthly pay,  multi-class,  sequential pay
                       commercial  mortgage  REMIC  Pass-Through  Certificates,
                       including  seven   fixed-rate   principal  and  interest
                       classes (Classes A-1, A-2, A-3, A-4, B, C and D)

Sellers: Morgan Stanley Dean Witter Mortgage Capital Inc., Union Central Life Insurance Company, Prudential Mortgage Capital Funding, LLC, Principal Commercial Funding, LLC, National Consumer Cooperative Bank, NCB, FSB, Teachers Insurance and Annuity Association of America and Nationwide Life Insurance Company

Lead Bookrunning
Manager:               Morgan Stanley & Co. Incorporated

Co-Managers:           Merrill Lynch and Co, Inc. and Lehman Brothers Inc.

Master Servicers:      GMAC Commercial Mortgage Corporation. NCB, FSB will act
                       as master servicer with respect the mortgage loans contributed by it and its affiliate, National Consumer
                       Cooperative Bank.

Primary Servicers:     Summit Investment  Partners,  Inc. with respect to those
                       mortgage  loans  sold to the trust by The Union  Central
                       Life  Insurance  Company,  Prudential  Asset  Resources,
                       Inc.  with respect to those  mortgage  loans sold to the
                       trust  by  Prudential  Mortgage  Capital  Funding,  LLC,
                       Principal  Global  Investors,  LLC,  formerly  known  as
                       Principal Capital Management,  LLC with respect to those
                       mortgage   loans   sold  to  the   trust  by   Principal
                       Commercial  Funding,  LLC and Nationwide  Life Insurance
                       Company with respect to those mortgage loans sold to the trust by Nationwide Life Insurance Company.

Special Servicer:      GMAC Commercial Mortgage Corporation. National Consumer
                       Cooperative Bank will act as special servicer with respect to the residential cooperative mortgage loans contributed by it and its affiliate NCB, FSB.

Trustee, Paying Agent
and Registrar :        LaSalle Bank National Association

Cut-Off Date:          December  1,  2002.  For  purposes  of  the  information
                       contained in this term sheet,  scheduled payments due in
                       December 2002 with respect to mortgage  loans not having
                       payment  dates on the  first  of each  month  have  been
                       deemed  received on December 1, 2002, not the actual day
                       on which such scheduled payments were due.
Pricing Date:          December 4, 2002


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



Expected Closing Date: December 17, 2002

Distribution Dates:    The 15th of each month,  commencing  in January 2003 (or
                       if the 15th is not a business day, the next succeeding business day)
Minimum Denominations: $25,000 for the Class A  Certificates  and  $100,000 for
                       all other Offered Certificates and in multiples of $1 thereafter

Settlement Terms:      DTC,  Euroclear and  Clearstream,  same day funds,  with
                       accrued interest

Legal/Regulatory       Classes  A-1,  A-2,  A-3,  A-4,  B,  C and D  will  upon
Status:                issuance be eligible for  exemptive  relief under ERISA.
                       No Class of Certificates is SMMEA eligible.

Risk Factors:          THE  CERTIFICATES  INVOLVE  CERTAIN RISKS AND MAY NOT BE
                       SUITABLE  FOR  ALL  INVESTORS.  SEE THE  "RISK  FACTORS"
                       SECTION  OF THE  PROSPECTUS  SUPPLEMENT  AND  THE  "RISK
                       FACTORS" SECTION OF THE PROSPECTUS




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3


II.  Structure Characteristics
     -------------------------

The Class A-1, A-2, A-3, A-4, B, C, D and E Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class F and G Certificates will each accrue interest at a rate equal to the Weighted Average Net Mortgage Rate less the specified percentage. The Class X-1, X-2 and X-Y Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans. The depiction below assumes a net rate of 5.55% on the residential cooperative loans due to their contribution to the Class X-Y.

IO Structure


[GRAPHIC OMITTED]





                                             MONTHS           0              24             36             48
Class A-1       AAA/Aaa      3.45%        X-1+ x-2 IO Strip   X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional
Class A-2       AAA/Aaa      4.39%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-1 Notional   X-1 Notional
Class A-3       AAA/Aaa      4.80%        X-1+ x-2 IO Strip   X-1 Notional   X-1 Notional   X-2 Notional   X-2 Notional
Class A-4       AAA/Aaa      5.08%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-2 Notional   X-1 Notional
Class B         AAA/Aaa      5.24%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-2 Notional   X-2 Notional
Class C         AAA/Aaa      5.41%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-2 Notional   X-2 Notional
Class D         AAA/Aaa      5.55%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-2 Notional   X-2 Notional
Class E         BBB+/Baa1    5.98%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-2 Notional   X-2 Notional
Class F         BBB/Baa2     NWAC-0.63%   X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-1 Notional   X-1 Notional
Class G         BBB-/Baa3    NWAC-0.20%   X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-1 Notional   X-1 Notional
Class H         BB+/Ba1      6.00%        X-1+ x-2 IO Strip   X-2 Notional   X-2 Notional   X-1 Notional   X-1 Notional
Class J         BB/Ba2       6.00%        X-1+ x-2 IO Strip   X-2 Notional   X-1 Notional   X-1 Notional   X-1 Notional
Class K         BB-/Ba3      6.00%        X-1+ x-2 IO Strip   X-2 Notional   X-1 Notional   X-1 Notional   X-1 Notional
Class L-0       B+/B1 to NR  6.00%        X-1+ x-2 IO Strip   X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional


(Table Continued)


                                             60             72             84             96                Maturity
Class A-1       AAA/Aaa      3.45%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional       $81.0MM
Class A-2       AAA/Aaa      4.39%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional      $125.0MM
Class A-3       AAA/Aaa      4.80%           X-2 Notional   X-1 Notional   X-2 Notional   X-1 Notional       $90.0MM
Class A-4       AAA/Aaa      5.08%           X-1 Notional   X-2 Notional   X-1 Notional   X-1 Notional      $482.9MM
Class B         AAA/Aaa      5.24%           X-2 Notional   X-2 Notional   X-2 Notional   X-1 Notional       $26.2MM
Class C         AAA/Aaa      5.41%           X-1 Notional   X-2 Notional   X-1 Notional   X-1 Notional       $27.3MM
Class D         AAA/Aaa      5.55%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional        $2.3MM
Class E         BBB+/Baa1    5.98%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional       $13.6MM
Class F         BBB/Baa2     NWAC-0.63%      X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional       $10.2MM
Class G         BBB-/Baa3    NWAC-0.20%      X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional        $6.8MM
Class H         BB+/Ba1      6.00%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional       $10.2MM
Class J         BB/Ba2       6.00%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional        $9.1MM
Class K         BB-/Ba3      6.00%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional        $4.5MM
Class L-0       B+/B1 to NR  6.00%           X-1 Notional   X-1 Notional   X-1 Notional   X-1 Notional       $20.5MM




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3




Class X-1 and X-2        The notional amount of the Class X-2 Certificates will
Notional Balances:       equal:

                         o during the period from the Closing Date through and including the distribution date occurring in December 2004, the sum of (a) the lesser of $43,800,000 and the certificate balance of the Class A-1 Certificates outstanding from time to time (b) the lesser of $97,800,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time and (c) the aggregate of the certificate balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates outstanding from time to time;

                         o during the period following the distribution date occurring in December 2004 through and including the distribution date occurring in December 2005, the sum of (a) the lesser of $14,600,000 and the certificate balance of the Class A-1 Certificates outstanding from time to time, (b) the lesser of $76,500,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (c) the aggregate of the certificate balances of the Class A-2, , Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F and Class G Certificates outstanding from time to time and (d) the lesser of $9,350,000 and the certificate balance of the Class H Certificates outstanding from time to time;

                         o during the period following the distribution date occurring in December 2005 through and including the distribution date occurring in December 2006, the sum of (a) the lesser of $56,700,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the lesser of $77,600,000 and the certificate balance of the Class A-3 Certificates outstanding from time to time and (c) the aggregate of the certificate balances of the Class A-4, Class B, Class C, Class D, Class E and Class F Certificates outstanding from time to time;



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



                         o during the period following the distribution date occurring in December 2006 through and including the distribution date occurring in December 2007, the sum of (a) the lesser of $32,550,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the lesser of $44,500,000 and the certificate balance of the Class A-3 Certificates outstanding from time to time, (c) the aggregate of the certificate balances of the Class A-4, Class B, Class C and Class D Certificates outstanding from time to time and (d) the lesser of $9,150,000 and the certificate balance of the Class E Certificates outstanding from time to time;

                         o during the period following the distribution date occurring in December 2007 through and including the distribution date occurring in December 2008, the sum of (a) the lesser of $14,750,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the lesser of $20,200,000 and the certificate balance of the Class A-3 Certificates outstanding from time to time, (c) the certificate balance of the Class A-4 and Class B Certificates outstanding from time to time and (d) the lesser of $25,500,000 and the certificate balance of the Class C Certificates outstanding from time to time;

                         o during the period following the distribution date occurring in December 2008 through and including the distribution date occurring in December 2009, the sum of (a) the lesser of $458,300,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time, (b) the certificate balance of the Class B Certificates outstanding from time to time and (c) the lesser of $13,500,000 and the certificate balance of the Class C Certificates outstanding from time to time;

                         o during the period following the distribution date occurring in December 2009 through and including the distribution date occurring in December 2010, the sum of (a) the lesser of $414,000,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time, (b) the certificate balance of the Class B Certificates outstanding from time to time and (c) the lesser of $2,900,000 and the certificate balance of the Class C Certificates outstanding from time to time; and

                         o following the distribution date occurring in December 2010, $0.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



                         Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any class of Principal Balance Certificates. The Notional Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any component included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in December 2010. Accordingly, upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $909,642,278 and $824,775,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.


                         The class X-Y certificates will have a total notional amount that is, as of any date of determination, equal to the then total principal balance of those residential cooperative mortgage loans in the trust fund that have, in each case, a mortgage interest rate (reduced by the sum of the annual rates at which the related master servicing fee, including the primary servicing fee, and the trustee fee are calculated) in excess of 5.55% per annum (with such total principal balance to be calculated from the perspective of the series 2002-IQ3 certificateholders, based on collections and advances of principal on those mortgage loans previously distributed, and losses on those mortgage loans previously allocated, to the series 2002-IQ3 certificateholders).



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



Class X-1 and X-2         The Pass-Through Rate applicable to the Class X-1
Pass-Through Rates:       Certificates for the initial Distribution Date will
                          equal approximately 0.24% per annum. The Pass-Through
                          Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial
                          Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip
                          Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the
                          Certificate Balance of each class of Principal Balance
                          Certificates will constitute a separate component of the total Notional Amount of the Class X-1
                          Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus
                          Supplement as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent a separate component of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent another separate component of the Class
                          X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date.
                          For any Distribution Date occurring on or before December 2010, on any particular component of the total Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                          o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3


                          o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;

                          o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

                          o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.


                          Notwithstanding the foregoing, for any Distribution Date occurring after December 2010, the Certificate Balance of each class of Principal Balance Certificates will constitute a single separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of
                          (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will the Class X-1 Strip Rate be less than zero.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



                          The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately 1.71% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in December 2010 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus Supplement as being part of the total Notional Amount of the Class X-2 certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent a separate component of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before December 2010, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                            o   the lesser of (a) the rate per annum
                                corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution Date, overo

                            o the Pass-Through Rate for such Distribution Date for the class of Principal Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.


                          Under no circumstances will the Class X-2 Strip Rate be less than zero.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3




                          The Pass-Through Rate applicable to the Class X-Y Certificates for the initial Distribution Date will equal approximately 1.07% per annum. The pass-through rate for the class X-Y certificates will be a variable rate equal to the weighted average from time to time of the various Class X-Y Strip Rates attributable to each of the residential cooperative mortgage loans in the trust fund for which the rate described in clause
                          1. of the following sentence is greater than the rate described in clause 2. of the following sentence.

                          The class X-Y strip rate for each of those residential cooperative mortgage loans will equal the difference of:

                          1. the mortgage interest rate in effect for that mortgage loan as of the date of initial issuance of the offered certificates, net of the sum of the annual rates at which the related master servicing fee, including the primary servicing fee, and the trustee fee are calculated, minus 2. 5.55% per annum; provided that, if the subject mortgage loan accrues interest on the basis of the actual number of days elapsed during each one-month interest accrual period in a year assumed to consist of 360 days, then the foregoing differential, will be multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is 30.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



Yield                      Any Prepayment Premiums/Yield Maintenance Charges
Maintenance/Prepayment     collected with respect to a Mortgage Loan during any
Premium Allocation:        particular Collection Period will be distributed to
                           the  holders of each Class of Principal Balance
                           Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield
                           Maintenance Charge and (ii) the Prepayment
                           Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that Distribution Date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through
                           Rate applicable to that Class, over the relevant
                           Discount Rate (as defined in the Prospectus
                           Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant
                           Discount Rate.

                           The portion, if any, of the Prepayment Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [ ] ratio through and including the Distribution Date in December 2006. After the Distribution Date in December 2006 all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class H Certificates and below are the excluded classes.

                           Notwithstanding the previous two paragraphs, regarding the prepayment of loans contributing to the notional balance of the class X-Y Certificates, the Class X-Y Certificates will receive the portion of Yield Maintenance attributable to the specific Class X-Y Strip rate applicable to the prepaid loan. In addition, the Class X-Y Certificates will receive 50% of all Prepayment Premiums (i.e. Penalty Points) collected with respect to the aforementioned loans.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3




                           The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                           Two Classes of Certificates: Class A-1 and X

                           The characteristics of the Mortgage Loan being prepaid are as follows:

                              -     Loan Balance:  $10,000,000
                              -     Mortgage Rate:  6.00%
                              -     Maturity Date:  5 years (December 1, 2007)

                           The Discount Rate is equal to 3.18%

                           The Class A-1 Pass-Through Rate is equal to 3.48% and Class A-2 Pass-Through Rate is equal to 4.39% Class A Certificates


                                              CLASS A CERTIFICATES
------------------------------------------------------------------------------------------------------------------
                                                                                                      YIELD
                                                                                                   MAINTENANCE
                           METHOD                                          FRACTION                ALLOCATION
------------------------------------------------------------      ------------------------------ -----------------
                                                                           CLASS A-1                CLASS A-1
                                                                  ------------------------------ -----------------
             (Class A-1 Pass Through Rate - Discount Rate)                     (3.48%-3.18%)
[58%] X   --------------------------------------------------      [58%]  X  ---------------------       6.17%
                  (Mortgage Rate - Discount Rate)                              (6.00%-3.18%)

                                                                           CLASS A-2                CLASS A-2
                                                                  ------------------------------ -----------------
             (Class A-2 Pass Through Rate - Discount Rate)                     (4.39%-3.18%)
[42%] X    -------------------------------------------------      [42%] X  ---------------------       18.02%
                  (Mortgage Rate - Discount Rate)                              (6.00%-3.18%)


                                             CLASS X CERTIFICATES
------------------------------------------------------------------------------------------------------------------
                                                                                                       YIELD
                                                                                                    MAINTENANCE
                           METHOD                                          FRACTION                  ALLOCATION
--------------------------------------------------------------    ------------------------------ -----------------
[1]   -  [Class A-1 YM Allocation  +  Class A-2 YM Allocation]        [1-(6.17% + 18.02%)]            75.81%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



III.   Sellers    Morgan Stanley Dean Witter Mortgage Capital Inc. ("MSDWMC")
       -------    -----------------------------------------------------------

                  The Mortgage Pool includes 6 Mortgage Loans, representing 22.0% of the Initial Pool Balance, that were originated by or on behalf of MSDWMC or purchased from a third party.

                  MSDWMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.


                  The Union Central Life Insurance Company ("UCL")
                  ------------------------------------------------

                  The Mortgage Pool includes 131 Mortgage Loans, representing 20.5% of the Initial Pool Balance, that were originated by UCL.

                  Founded in 1867 in Cincinnati, Ohio, The Union Central Life Insurance Company ("UCL") was the first domestic life insurance company licensed in the state of Ohio. UCL has become one of the 15 largest mutual insurance companies in the nation with over $5.5 billion in assets and licenses to conduct business in all 50 states and the District of Columbia. UCL wholly owns Summit Investment Partners, Inc. ("Summit"), the primary servicer for the UCL loans. The prinicipal offices of UCL and Summit are located at 1876 Waycross Road, P.O. Box 40888, Cincinnati, Ohio 45240. The phone number for UCL and Summit is (800) 825-1551.


                  Prudential Mortgage Capital Funding, LLC("Prudential")
                  ------------------------------------------------------

                  The Mortgage Pool includes 19 Mortgage Loans, representing 18.9% of the Initial Pool Balance, that were originated by or on behalf of Prudential or purchased from a third party.

                  Prudential Mortgage Capital Funding, LLC is a limited liability company organized under the laws of the State of Delaware. Prudential Mortgage Capital Funding, LLC is a wholly owned, limited purpose, subsidiary of Prudential Mortgage Capital Company, LLC. Prudential Mortgage Capital Company, LLC is a real estate financial services company which originates commercial and multifamily real estate loans throughout the United States. Prudential Mortgage Capital Funding, LLC was organized for the purpose of acquiring loans originated by Prudential Mortgage Capital Company, LLC and holding them pending securitization or other disposition. Prudential Mortgage Capital Company, LLC has primary offices in Atlanta, Chicago, San Francisco and Newark. The principal offices of Prudential Mortgage Capital Company, LLC are located at 4 Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New Jersey 07102. The pooled mortgage loans for which Prudential Mortgage Capital Funding, LLC is the applicable mortgage loan seller were originated by Prudential Mortgage Capital Company, LLC (or a wholly-owned subsidiary of Prudential Mortgage Capital Company, LLC) or, in one case, acquired by Prudential Mortgage Capital Funding, LLC from a third party.


                  National Consumer Cooperative Bank ("NCB")
                  ------------------------------------------

                  The Mortgage Pool includes 50 Mortgage Loans, representing 14.1% of the Initial Pool Balance, that were originated by or on behalf of NCB, NCB, FSB or purchased from a third party.

                  National Consumer Cooperative Bank was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. By Congressional amendments in 1981, NCB was converted to a private institution owned by its member cooperative customers, including certain of the borrowers. It is one of the special servicers and wholly owns NCB, FSB, one of the master servicers and one of the mortgage loan sellers. National Consumer Cooperative Bank and its affiliates have originated over $3.5 billion in commercial and multifamily loans and securitized over $2.0 billion of such originations.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



                  NCB, FSB
                  --------

                  NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. It is one of the master servicers and is a wholly owned subsidiary of National Consumer Cooperative Bank, one of the special servicers and one of the mortgage loan sellers. NCB, FSB maintains an office at 1725 Eye Street, N.W., Washington, D.C. 20006.


                  Principal Commercial Funding, LLC ("Principal")
                  -----------------------------------------------
                  The Mortgage Pool includes 19 Mortgage Loans, representing 12.9% of the Initial Pool Balance, that were originated by or on behalf of Principal.

                  Principal Commercial Funding, LLC is a wholly owned subsidiary of Principal Global Investors, LLC, formerly known as Principal Capital Management, LLC which is a wholly owned subsidiary of Principal Life Insurance Company. Principal Commercial Funding, LLC was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multifamily real estate. Each of the Principal Commercial Funding, LLC loans was originated and underwritten by Principal Commercial Funding, LLC and/or its affiliates. The offices of Principal Commercial Funding, LLC are located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal Commercial Funding, LLC's phone number is (515) 248-3944.


                  Teachers Insurance and Annuity Association of America
                  ("TIAA")
                  -----------------------------------------------------

                   The Mortgage Pool includes 6 Mortgage Loans, representing 6.5% of the Initial Pool Balance, that are being contributed by TIAA.

                   TIAA is a non-profit legal reserve life insurance and annuity company organized under the laws of the State of New York.


                   Based on assets under management as of December 31, 2002, TIAA is the third largest life insurance company in the United States on an individual basis, based on information from A.M. Best Company. TIAA is the major provider of retirement and insurance benefits for the employees of non-profit educational and research organizations. The TIAA mortgage loans in this transaction were acquired by TIAA from Lend Lease Mortgage Capital, L.P. ("LLMC") pursuant to a program under which LLMC originated loans after performing underwriting and other services under predefined procedures approved by TIAA. The mortgage loans were closed by LLMC and simultaneously assigned to and purchased by TIAA. TIAA's financial strength is rated "Aaa" by Moody's and "AAA" by S&P, "AAA" by Fitch and "A++" by A.M. Best Company.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



                   Nationwide Life Insurance Company ("Nationwide")
                   ------------------------------------------------

                   The Mortgage Pool includes 8 Mortgage Loans, representing 5.0% of the Initial Pool Balance, that were originated by or on behalf of Nationwide.

                   Nationwide Life Insurance Company ("Nationwide Life") is a wholly owned subsidiary of Nationwide Financial Services, Inc., which is a majority owned member of the Nationwide group of insurance and financial services companies ("Nationwide"). Together with its subsidiaries, including Nationwide Life and Annuity Insurance Company, Nationwide Life develops and sells a diverse range of products including individual annuities, private and public sector pension plans and life insurance. Nationwide is a Fortune 500 organization with assets of approximately $116 billion (unaudited) as of September 30, 2002. Nationwide Life has financial strength ratings from A.M. Best "A+," Moody's "Aa3," and S&P "AA-." The Real Estate Investment Department originated all of the Nationwide Life mortgage loans in this transaction and currently manages over $9.6 billion of mortgage loans for Nationwide Life, its affiliates, and third party participants.

                   Nationwide Life's headquarters are in Columbus, Ohio, where the company was founded in 1929. Nationwide's main telephone number is (614) 249-7111.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3



IV.   Collateral Description
      ----------------------

TEN LARGEST LOANS
-----------------

----------------------------------------------------------------------------------------------------------------------------------
       Mortgage Loan                                                                                     Cut-off        % of Pool
 No.   Seller               Property Name                   City              State     Property Type    Date Balance
----------------------------------------------------------------------------------------------------------------------------------

 1     MSDWMC               77 P Street Office              Washington          DC      Office            $67,000,000    7.4%

 2     MSDWMC               One Seaport Plaza               New York            NY      Office            $64,754,839    7.1%

 3     Prudential           The Richards Building           Cambridge           MA      Office            $32,944,519    3.6%

 4     MSDWMC               Tulsa Distribution Center       Tulsa               OK      Industrial        $29,905,326    3.3%

 5     MSDWMC               Northwestern Corporate Center   Southfield          MI      Office            $28,858,727    3.2%

 6     Principal            125 Delawanna Avenue            Clifton             NJ      Industrial        $19,910,528    2.2%

 7     Principal            2731 San Tomas Expressway       Santa Clara         CA      Office            $19,367,932    2.1%

 8     Prudential           Evergreen Plaza                 Staten Island       NY      Retail            $18,281,747    2.0%

 9     TIAA                 Plantation Villa Apartments     Frisco              TX      Multifamily       $17,325,000    1.9%

10     Prudential           Riverland Woods Apartments      Charleston          SC      Multifamily       $17,204,441    1.9%

                            Totals/Weighted Averages                                                     $315,553,060



TABLE (CONTINUED)
--------------------------------------------------------------------------------
                                                       Cut-off
                         Units/    Loan per              Date    Balloon
       Mortgage Loan       SF       Unit/SF    DSCR      LTV      LTV
 No.   Seller
--------------------------------------------------------------------------------

 1     MSDWMC             341,701    $196      1.43x    69.8%    59.5%

 2     MSDWMC           1,097,668    $172      1.65x    65.3%    58.1%

 3     Prudential         126,065    $261      1.45x    74.5%    64.1%

 4     MSDWMC             757,784     $39      1.84x    58.6%    52.0%

 5     MSDWMC             250,322    $115      1.25x    75.9%    68.0%

 6     Principal          361,120     $55      1.46x    74.3%    65.1%

 7     Principal          125,000    $155      2.07x    51.0%    40.2%

 8     Prudential          85,953    $213      1.50x    74.6%    63.4%

 9     TIAA                   347   $49,928    1.67x    73.7%    69.1%

10     Prudential             288   $59,738    1.37x    79.4%    68.3%

Totals/Weighted Averages                       1.55x    69.0%    60.2%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3


Cut-off Date Balance ($)
---------------------------------------------------------------------------
                                  No. of         Aggregate
                                 Mortgage      Cut-off Date       % of
                                  Loans         Balance ($)       Pool
---------------------------------------------------------------------------
1 - 2,500,000                         162        207,447,132       22.8
2,500,001 - 5,000,000                  32        107,083,854       11.8
5,000,001 - 7,500,000                  17        102,116,652       11.2
7,500,001 - 10,000,000                 13        114,036,387       12.5
10,000,001 - 12,500,000                 2         22,096,690        2.4
12,500,001 - 15,000,000                 2         26,123,895        2.9
15,000,001 - 17,500,000                 3         49,714,047        5.5
17,500,001 - 20,000,000                 3         57,560,208        6.3
20,000,001 - 30,000,000                 2         58,764,054        6.5
30,000,001 - 40,000,000                 1         32,944,519        3.6
60,000,001 - 70,000,000                 2        131,754,839       14.5
---------------------------------------------------------------------------
Total:                               239        $909,642,278     100.0%
---------------------------------------------------------------------------
Min: $123,335         Max: $67,000,000         Average: $3,806,035
---------------------------------------------------------------------------



Mortgage Rate (%)
------------------------------------------------------------------------
                               No. of         Aggregate
                              Mortgage       Cut-off Date        % of
                                Loans        Balance ($)         Pool
------------------------------------------------------------------------
5.501 - 6.000                        10         63,457,513       7.0
6.001 - 6.500                        32        262,194,512      28.8
6.501 - 7.000                        41        164,600,776      18.1
7.001 - 7.500                        82        204,560,192      22.5
7.501 - 8.000                        44        164,497,328      18.1
8.001 - 8.500                        18         27,366,599       3.0
8.501 - 9.000                         9         20,494,632       2.3
9.001 - 9.500                         2          1,737,153       0.2
9.501 - 10.000                        1            733,574       0.1
------------------------------------------------------------------------
Total:                             239        $909,642,278     100.0%
------------------------------------------------------------------------
  Min: 5.550%         Max: 10.000%             Wtd Avg: 6.953%
------------------------------------------------------------------------



Cut-off Date Loan-to-Value Ratio (%)
----------------------------------------------------------------
                     No. of         Aggregate
                    Mortgage       Cut-off Date         % of
                     Loans          Balance ($)         Pool
----------------------------------------------------------------
0.1 - 10.0                22         33,926,072          3.7
10.1 - 20.0               19         49,380,573          5.4
20.1 - 30.0               12         19,634,062          2.2
30.1 - 40.0               19         38,115,986          4.2
40.1 - 50.0               23         29,266,964          3.2
50.1 - 55.0               22         75,065,832          8.3
55.1 - 60.0               23         78,025,914          8.6
60.1 - 65.0               29         57,106,004          6.3
65.1 - 70.0               29        190,266,458         20.9
70.1 - 75.0               29        227,025,824         25.0
75.1 - 80.0               10         97,081,068         10.7
80.1 - 85.0                2         14,747,520          1.6
----------------------------------------------------------------
Total:                  239        $909,642,278      100.0%
----------------------------------------------------------------
  Min: 0.7%           Max: 81.9%           Wtd Avg: 59.8%
----------------------------------------------------------------



State
--------------------------------------------------------------------------
                                No. of          Aggregate
                              Mortgaged        Cut-off Date      % of
                              Properties       Balance ($)       Pool
--------------------------------------------------------------------------
New York                               45         193,550,536     21.3
California                             38         133,062,960     14.6
District of Columbia                    4          70,176,777      7.7
Texas                                  22          57,093,964      6.3
Massachusetts                           4          43,062,582      4.7
Michigan                               11          38,228,364      4.2
Washington                              5          33,541,283      3.7
Florida                                12          29,983,697      3.3
Maryland                                5          29,938,871      3.3
Oklahoma                                1          29,905,326      3.3
Other                                 101         251,097,919     27.6
--------------------------------------------------------------------------
Total:                               248         $909,642,278    100.0%
--------------------------------------------------------------------------



Original Term to Stated Maturity (mos)
------------------------------------------------------------------------
                                No. of         Aggregate
                               Mortgage      Cut-off Date        % of
                                Loans         Balance ($)        Pool
------------------------------------------------------------------------
1 - 60                                2         17,297,765       1.9
61 - 120                            108        671,263,809      73.8
121 - 180                            59        103,608,128      11.4
181 - 240                            60        101,489,841      11.2
241 - 300                             8         14,245,582       1.6
301 - 360                             2          1,737,153       0.2
------------------------------------------------------------------------
Total:                             239        $909,642,278     100.0%
------------------------------------------------------------------------

  Min: 60             Max: 302                 Wtd Avg: 138
------------------------------------------------------------------------



 Balloon Loan-to-Value Ratio (%)
 ----------------------------------------------------------------
                     No. of         Aggregate
                    Mortgage       Cut-off Date          % of
                     Loans          Balance ($)          Pool
 ----------------------------------------------------------------
 = 0                       7          9,110,545           1.0
 0.1 - 30.0              165        278,821,227          30.7
 30.1 - 40.0               7         31,186,259           3.4
 40.1 - 50.0              14         68,050,964           7.5
 50.1 - 60.0              18        218,424,073          24.0
 60.1 - 70.0              26        284,318,276          31.3
 70.1 - 80.0               2         19,730,933           2.2
 ----------------------------------------------------------------
 Total:                 239        $909,642,278       100.0%
 ----------------------------------------------------------------
   Min: 0.0%           Max: 71.1%           Wtd Avg: 41.4%
 ----------------------------------------------------------------



Property Type
--------------------------------------------------------------------------
                                No. of           Aggregate
                              Mortgaged         Cut-off Date     % of
                              Properties        Balance ($)      Pool
--------------------------------------------------------------------------
Office                                 48         311,398,962     34.2
Retail                                 67         215,702,864     23.7
Industrial                             57         170,635,427     18.8
Multifamily                            30         103,973,620     11.4
Cooperative                            41          87,981,643      9.7
Hotel                                   1           7,919,179      0.9
Mixed Use                               3           6,688,337      0.7
Self Storage                            1           5,342,244      0.6
--------------------------------------------------------------------------
Total:                               248         $909,642,278    100.0%
--------------------------------------------------------------------------



Remaining Term to Stated Maturity (mos)
-------------------------------------------------------------------------
                                No. of         Aggregate
                               Mortgage       Cut-off Date        % of
                                 Loans        Balance ($)         Pool
-------------------------------------------------------------------------
1 - 60                                 4        19,392,646        2.1
61 - 120                             118       695,803,093       76.5
121 - 180                             66       104,839,201       11.5
181 - 240                             51        89,607,338        9.9
-------------------------------------------------------------------------
Total:                              239       $909,642,278     100.0%
-------------------------------------------------------------------------
  Min: 32             Max: 238                 Wtd Avg: 125
-------------------------------------------------------------------------



 Debt Service Coverage Ratio (x)
 ---------------------------------------------------------------
                     No. of          Aggregate
                    Mortgage        Cut-off Date       %  of
                      Loans          Balance ($)        Pool
 ---------------------------------------------------------------
 0.01 - 1.00                2          3,574,997         0.4
 1.01 - 1.15               27         43,059,711         4.7
 1.16 - 1.25               45        110,688,564        12.2
 1.26 - 1.35               31        102,409,613        11.3
 1.36 - 1.50               31        262,573,616        28.9
 1.51 - 1.75               33        168,796,619        18.6
 1.76 - 2.00               10         64,288,942         7.1
 2.01 >=                   60        154,250,216        17.0
 ---------------------------------------------------------------
 Total:                  239        $909,642,278     100.0%
 ---------------------------------------------------------------
   Min: 1.00x          Max: 136.00x           Wtd Avg: 2.37x
 ---------------------------------------------------------------



Remaining Amortization Term (mos)
-------------------------------------------------------------------------
                                No. of         Aggregate
                               Mortgage       Cut-off Date        % of
                                 Loans        Balance ($)         Pool
-------------------------------------------------------------------------
IO                                     8        25,850,000        2.8
1 - 120                               17        25,975,513        2.9
121 - 180                             64        88,038,459        9.7
181 - 240                             63       116,483,767       12.8
241 - 360                             76       629,060,819       69.2
361 >=                                11        24,233,720        2.7
-------------------------------------------------------------------------
Total:                               239      $909,642,278     100.0%
-------------------------------------------------------------------------
  Min: 32                      Max: 713                   Wtd Avg: 307
-------------------------------------------------------------------------



 Debt Service Coverage Ratio at 8% constant (x)
 ---------------------------------------------------------------
                     No. of          Aggregate
                    Mortgage        Cut-off Date       %  of
                      Loans          Balance ($)        Pool
 ---------------------------------------------------------------
 1.01 - 1.15                1          7,959,685         0.9
 1.26 - 1.35               15        250,584,277        27.5
 1.36 - 1.50               31        159,660,421        17.6
 1.51 - 1.75               55        205,623,735        22.6
 1.76 - 2.00               35         79,794,168         8.8
 2.01 >=                  102        206,019,991        22.6
 ---------------------------------------------------------------
 Total:                  239        $909,642,278     100.0%
 ---------------------------------------------------------------
   Min: 1.15x          Max: 119.34x           Wtd Avg: 2.43x
 ---------------------------------------------------------------




All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and [ ] (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.


 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $834,596,000 (Approximate)
                  Morgan Stanley Dean Witter Capital I Inc.
                Commercial Mortgage Pass-Through Certificates
                               Series 2002-IQ3




PREPAYMENT RESTRICTION ANALYSIS

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1) (2)


Prepayment Restrictions     Dec-02        Dec-03       Dec-04        Dec-05       Dec-06       Dec-07
------------------------------------------------------------------------------------------------------------
Locked Out                  76.97%        77.56%       73.53%        72.32%       71.16%       70.37%
Greater of YM and 1%:       22.90%        22.31%       26.34%        27.56%       28.73%       29.52%
Yield Maintenance           0.00%         0.00%        0.00%         0.00%        0.00%        0.00%
Penalty Points:
8.00% and Greater           0.00%         0.00%        0.00%         0.00%        0.00%        0.00%
6.00% to 7.99%              0.00%         0.00%        0.00%         0.00%        0.00%        0.00%
4.00% to 5.99%              0.00%         0.00%        0.00%         0.00%        0.00%        0.00%
2.00% to 3.99%              0.00%         0.00%        0.00%         0.00%        0.00%        0.00%
0.00% to 1.99%              0.14%         0.13%        0.13%         0.12%        0.12%        0.11%
Penalty Points Total        0.14%         0.13%        0.13%         0.12%        0.12%        0.11%
Open                        0.00%         0.00%        0.00%         0.00%        0.00%        0.00%
TOTALS                      100.00%       100.00%      100.00%       100.00%      100.00%      100.00%
Pool Balance Outstanding    $909,642,278  $892,671,550 $874,417,903  $853,637,512 $832,652,805 $794,187,344
% Initial Pool Balance      100.00%       98.13%       96.13%        93.84%       91.54%       87.31%

TABLE (CONTINUED)

Prepayment Restrictions     Dec-08       Dec-09       Dec-10
-------------------------------------------------------------------
Locked Out                  71.38%       72.86%       72.43%
Greater of YM and 1%:       28.51%       26.00%       24.54%
Yield Maintenance           0.00%        1.04%        1.05%
Penalty Points:
8.00% and Greater           0.00%        0.00%        0.00%
6.00% to 7.99%              0.00%        0.00%        0.00%
4.00% to 5.99%              0.00%        0.00%        0.26%
2.00% to 3.99%              0.00%        0.00%        0.67%
0.00% to 1.99%              0.11%        0.10%        0.58%
Penalty Points Total        0.11%        0.10%        1.51%
Open                        0.00%        0.00%        0.47%
TOTALS                      100.00%      100.00%      100.00%
Pool Balance Outstanding    $769,676,596 $715,754,554 $684,429,107
% Initial Pool Balance      84.61%       78.69%       75.24%



PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%)(1) (2)

Prepayment Restrictions  Dec-11       Dec-12       Dec-13        Dec-14       Dec-15       Dec-16
------------------------------------------------------------------------------------------------------
Locked Out               64.58%       16.00%       3.73%         4.21%        4.35%        4.45%
Greater of YM and 1%:    21.47%       78.46%       89.24%        87.20%       86.65%       85.30%
Yield Maintenance        1.10%        0.00%        0.00%         0.00%        0.00%        0.00%
Penalty Points:
8.00% and Greater        0.00%        0.00%        0.00%         0.00%        0.00%        0.00%
6.00% to 7.99%           0.59%        3.85%        4.85%         0.00%        0.00%        0.00%
4.00% to 5.99%           0.26%        1.69%        0.00%         5.68%        6.19%        6.89%
2.00% to 3.99%           1.19%        0.00%        2.14%         2.52%        2.78%        3.14%
0.00% to 1.99%           1.66%        0.46%        0.45%         0.32%        0.00%        0.00%
Penalty Points Total     3.70%        6.00%        7.44%         8.52%        8.97%        10.03%
Open                     9.24%        0.00%        0.04%         0.39%        0.03%        0.22%
TOTALS                   100.00%      100.00%      100.00%       100.00%      100.00%      100.00%
Pool Balance Outstanding $634,747,693 $89,154,095  $64,278,250   $48,870,797  $38,833,459  $29,056,640
% Initial Pool Balance   69.78%       9.80%        7.07%         5.37%        4.27%        3.19%


TABLE (CONTINUED)

Prepayment Restrictions    Dec-17       Dec-18       Dec-19
----------------------------------------------------------------
Locked Out                 4.66%        6.02%        8.28%
Greater of YM and 1%:      84.43%       79.98%       79.11%
Yield Maintenance          0.00%        0.00%        0.00%
Penalty Points:
8.00% and Greater          0.00%        0.00%        0.00%
6.00% to 7.99%             0.00%        0.00%        0.00%
4.00% to 5.99%             7.44%        0.00%        0.00%
2.00% to 3.99%             0.00%        8.06%        7.48%
0.00% to 1.99%             3.47%        3.96%        4.22%
Penalty Points Total       10.91%       12.02%       11.69%
Open                       0.00%        1.98%        0.92%
TOTALS                     100.00%      100.00%      100.00%
Pool Balance Outstanding   $21,057,362  $13,553,873  $7,735,190
% Initial Pool Balance     2.31%        1.49%        0.85%


Notes:
(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance


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